Execution Copy

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this “Assignment”), dated as of January 1, 2007, is entered into among J.P. Morgan Acceptance Corporation I, a Delaware corporation (the “Depositor”), HSBC Bank USA, National Association, as trustee (the “Trustee”) of J.P. Morgan Mortgage Trust 2007-A1 (the “Trust”), J.P. Morgan Mortgage Acquisition Corp. (“JPMorgan Acquisition”), JPMorgan Chase Bank, National Association (“JPMCBNA”) and U.S. Bank National Association (the “Master Servicer”).

RECITALS

WHEREAS JPMorgan Acquisition, Chase Home Finance LLC (“CHF”) and JPMCBNA have entered into a certain Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of January 1, 2005, as amended by that certain Amendment Reg AB, dated as of January 1, 2006, by and among JPMorgan Acquisition, as purchaser, JPMCBNA, as the servicer and CHF LLC, as the seller (as amended or modified to the date hereof, the “Agreement”) pursuant to which JPMorgan Acquisition has acquired certain Mortgage Loans and JPMCBNA has agreed to service such Mortgage Loans;

WHEREAS the Depositor has agreed, on the terms and conditions contained herein, to purchase from JPMorgan Acquisition certain of the Mortgage Loans (the “Specified Mortgage Loans”) which are subject to the provisions of the Agreement and are listed on the mortgage loan schedule attached as Exhibit I hereto (the “Specified Mortgage Loan Schedule”);

WHEREAS, pursuant to the Agreement, the Servicer has agreed to service the Specified Mortgage Loans for a Servicing Fee Rate of 0.25%; and

WHEREAS the Trustee, on behalf of the Trust, has agreed, on the terms and conditions contained herein, to purchase from the Depositor the Specified Mortgage Loans;

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

1.

Assignment and Assumption

(a)

On and as of the date hereof, JPMorgan Acquisition hereby sells, assigns and transfers to the Depositor all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, the Depositor hereby accepts such assignment from JPMorgan Acquisition  (the “First Assignment and Assumption”), and the Servicer hereby acknowledges the First Assignment and Assumption.

JPMorgan Acquisition specifically reserves and does not assign to the Depositor hereunder any and all right, title and interest in, to and under and all obligations of JPMorgan Acquisition with respect to any Mortgage Loans subject to the Agreement which are not the Specified Mortgage Loans.

(b)

On and as of the date hereof, immediately after giving effect to the First Assignment and Assumption, the Depositor hereby sells, assigns and transfers to the Trustee, on behalf of the Trust, all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, and the Trustee, on behalf of the Trust, hereby accepts such assignment from the Depositor (the “Second Assignment and Assumption”), and the Servicer hereby acknowledges the Second Assignment and Assumption.

(c)

On and as of the date hereof, JPMorgan Acquisition represents and warrants to the Depositor and the Trustee that JPMorgan Acquisition has not taken any action that would serve to impair or encumber the respective ownership interests of the Depositor and the Trustee in the Specified Mortgage Loans since the date of JPMorgan Acquisitions’ acquisition of the Specified Mortgage Loans.

2.

Recognition of Trustee

(a)

From and after the date hereof, each of JPMorgan Acquisition and JPMCBNA shall note the transfer of the Specified Mortgage Loans to the Trustee in their respective books and records and shall recognize the Trustee, on behalf of the Trust, as of the date hereof, as the owner of the Specified Mortgage Loans, and JPMCBNA shall service the Specified Mortgage Loans for the benefit of the Trust pursuant to the Agreement, the terms of which are incorporated herein by reference. It is the intention of JPMCBNA, the Depositor, the Trustee and JPMorgan Acquisition that this Assignment shall be binding upon and inure to the benefit of the Depositor, the Trustee and JPMorgan Acquisition and their respective successors and assigns.

(b)

Without in any way limiting the foregoing, the parties confirm that this Assignment includes the rights relating to amendments under the Agreement.  Accordingly, the right of JPMorgan Acquisition to consent to any amendment of the Agreement as set forth in Section 12.02 of the Agreement shall be exercisable, to the extent any such amendment affects the Specified Mortgage Loans or any of the rights or obligations under the Agreement with respect thereto (including, without limitation, the servicing of the Specified Mortgage Loans), by the Trustee as assignee of JPMorgan Acquisition.

3.

Representations and Warranties

(a)

The Depositor represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of JPMCBNA or JPMorgan Acquisition other than those contained in the Agreement or this Assignment.

(b)

Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.

(c)

Each of the parties hereto represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

4.

JPMCBNA hereby acknowledges that U.S. Bank National Association has been appointed as the Master Servicer of the Specified Mortgage Loans pursuant to the pooling and servicing agreement dated as of the date hereof among the Depositor, the Master Servicer, the Securities Administrator and the Trustee  (the “Pooling and Servicing Agreement”) for Mortgage Pass-Through Certificates, Series 2007-A1 and, therefore, has the right to enforce all obligations of JPMCBNA under the Agreement. Such rights will include, without limitation, the right to terminate JPMCBNA under the Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by JPMCBNA under the Agreement, the right to receive all monthly reports and other data required to be delivered by JPMCBNA under the Agreement, the right to examine the books and records of JPMCBNA relating to the Mortgage Loans, indemnification rights and the right to exercise certain rights of consent and approval relating to actions taken by JPMorgan Acquisition. JPMCBNA shall make all distributions under the Agreement to the Master Servicer by wire transfer of immediately available funds to:

U.S. Bank N.A.

ABA: 091000022

DDA: 173103322058

REF:  108707000 JPMMT 2007-A1 Distribution Account

JPMCBNA shall deliver all reports required to be delivered under the Agreement to the Master Servicer at the following address:

U.S. Bank National Association

2121 Cliff Road, #205

Eagan, MN 55122

Attention:  J.P. Morgan Mortgage Trust 2007-A1

Telecopier:  (651) 365-6384

5.

Subservicing Agreement

As of the Closing Date (as defined in the Pooling and Servicing Agreement) JPMCBNA has engaged CHF LLC to act as subservicer with respect to JPMCBNA’s servicing obligations under the Agreement. So long as JPMCBNA is not a rated servicer by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), JPMCBNA agrees that prior to replacing CHF as subservicer, other than with an affiliate of JPMCBNA that is a rated servicer, it will obtain written confirmation from Standard and Poor’s that such replacement of CHF as subservicer with respect to JPMCBNA’s servicing obligations related to the Mortgage Loans will not cause the current rating on the Certificates (as defined in the Pooling and Servicing Agreement) to be withdrawn or lowered by Standard and Poor’s and agrees that any replacement subservicer shall agree to subservice in accordance with the terms of the Agreement, including but not limited to the consideration of whether to waive a prepayment penalty thereunder.

6.

Establishment of Escrow Account

The Servicer shall establish and maintain a separate Escrow Account titled “Chase Home Finance LLC as subservicer for JPMorgan Chase Bank, National Association, in trust for HSBC Bank USA, National Association, as Trustee for J.P. Morgan Mortgage Trust 2007-A1 and various Mortgagors,” for all funds collected and received on the Specified Mortgage Loans.

7.

Establishment of Custodial Account

The Servicer shall establish and maintain a separate Custodial Account titled “Chase Home Finance LLC as subservicer for JPMorgan Chase Bank, National Association, in trust for HSBC Bank USA, National Association, as Trustee for J.P. Morgan Mortgage Trust 2007-A1,” for all funds collected and received on the Specified Mortgage Loans.

8.

Amendment to the Agreement

The parties to the Agreement hereby agree to amend the Agreement as follows:

(a)

The second sentence of the second paragraph of Section 3.03 in the Agreement, solely with respect to the Specified Mortgage Loans, is hereby amended by deleting such sentence in its entirety and replacing it with the following:

“Any substitute Mortgage Loan shall (a) have a principal balance at the time of substitution, after deduction of the principal portion of the scheduled payment due in the month of substitution, not in excess, and not more than 10% less than, the principal balance of the defective Mortgage Loan (the amount of any difference, plus one month’s interest thereon at the Mortgage Interest Rate borne by the defective Mortgage Loan, being paid by the Seller and deemed to be a Principal Prepayment to be deposited by the Seller in the Custodial Account), (b) have a Mortgage Interest Rate not less than, and not more than one percentage point greater than, the Mortgage Interest Rate of the removed Mortgage Loan, (c) have a remaining term to stated maturity not later than, and not more than one (1) year less than, the remaining term to stated maturity of the removed Mortgage Loan, (d) be, in the reasonable determination of the Purchaser, of the same type, quality and character (including location of the Mortgaged Property) as the removed Mortgage Loans as if the breach had not occurred, (e) have a Loan-to-Value Ratio at substitution no greater than that of the removed Mortgage Loan at substitution, (f) have a Gross Margin not less than that of the removed Mortgage Loan, (g) have the same Periodic Rate Cap as that of the removed Mortgage Loan; (h) have a minimum rate not less than that of the removed Mortgage Loan, (i) not permit conversion of the related Mortgage Interest Rate to a permanent fixed Mortgage Interest Rate, (j) have the same Index as that of the removed Mortgage Loan, (k) be, in the reasonable determination of the Purchaser, in material compliance with the representations and warranties contained in this Agreement and described in Section 3.02 as of the date of substitution, and (l) have not been more than thirty (30) days delinquent on more than one occasion during the previous twelve (12) months.”

 (b)

Notwithstanding any provision in the Purchase Agreement to the contrary, the parties to the Purchase Agreement hereby agree that the Servicer’s obligation as to payment of any Prepayment Interest Shortfall Amount with respect to any Mortgage Pool (as defined in the Pooling and Servicing Agreement) shall be limited to the aggregate Servicing Fee for the Specified Mortgage Loans in such Mortgage Pool.

9.

Indemnification by Master Servicer

The Master Servicer shall indemnify and hold harmless JPMCBNA and its affiliates, and in each case, its officers, directors and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Master Servicer or any of its officers, directors, agents or affiliates of its obligations in connection with the preparation, filing and certification of any Form 10-K pursuant to the Pooling and Servicing Agreement or the negligence, bad faith or willful misconduct of the Master Servicer in connection therewith. In addition, the Master Servicer shall indemnify and hold harmless JPMCBNA and its affiliates, and in each case, its officers, directors and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by any Servicer (as defined in the Pooling and Servicing Agreement), other than JPMCBNA, of its obligations in connection with any back-up certification (or any other back-up documents) to any certification of any Form 10-K required to be provided by the Master Servicer, but solely to the extent the Master Servicer receives amounts from such Servicer in connection with any indemnification provided by such Servicer (in each case as defined in the Pooling and Servicing Agreement) to the Master Servicer.

10.

Certain Expenses

JPMCBNA and JPMorgan Acquisition shall be responsible for their own expenses in connection with negotiating reconstitution documents, including, but not limited to, reconstituted servicing agreements and assignment, assumption and recognition agreements, and reviewing any applicable disclosure documents; provided, however, that JPMorgan Acquisition shall be responsible for any expenses incurred by JPMCBNA for professional fees of JPMCBNA’s external accountants.  With respect to any disclosure document containing servicing information of JPMCBNA, JPMorgan Acquisition will directly engage PricewaterhouseCoopers LLP (“Pricewaterhouse”), or any other accountants designated by JPMCBNA for such purpose, to provide a comfort letter (which letter shall also include JPMCBNA as an addressee) regarding such servicing information and will pay the related fee at the time of closing of the transaction directly to Pricewaterhouse or to such other accountant, as applicable.

11.

Continuing Effect

Except as contemplated hereby, the Agreement shall remain in full force and effect in accordance with its terms.

12.

Governing Law

This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

13.

Notices

Any notices or other communications permitted or required under the Agreement to be made to the Depositor and the Trustee shall be made in accordance with the terms of the Agreement and shall be sent to the Depositor and Trustee as follows:

In the case of JPMorgan Acquisition:

J.P. Morgan Mortgage Acquisition Corp.

270 Park Avenue, 6th Floor

New York, New York 10017

Attention: Brian Simons

Telephone: (212) 834 3861

Facsimile: (212) 834 6591

With a copy to:

JPMorgan Chase & Co.

270 Park Avenue

New York, New York 10017

Attention: General Counsel’s Office

In the case of the Depositor:

J.P. Morgan Acceptance Corporation I

270 Park Avenue

New York, New York 10017

Attention:  J.P. Morgan Mortgage Trust 2007-A1

In the case of the Trustee:

HSBC Bank USA National Association

Corporate Trust and Loan Agency

10 East 40th Street, 14th Floor

NY, NY 10016

Attention: J.P. Morgan Mortgage Trust 2007-A1

In the case of JPMCBNA:

JPMorgan Chase Bank, National Association

194 Wood Avenue South

Islin, New Jersey 08830

Attention:  Michael D. Katz

With a copy to:

General Counsel

Chase Home Finance, LLC

194 Wood Avenue

Islin, NJ 08830

or to such other address as may hereafter be furnished by the Depositor and the Trustee to the parties in accordance with the provisions of the Agreement.

14.

Ratification

Except as modified and expressly amended by this Assignment, the Agreement is in all respects ratified and confirmed, and all terms, provisions and conditions thereof shall be and remain in full force and effect.

15.

Counterparts

This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

16.

Definitions

Any capitalized term used but not defined in this Assignment has the same meaning as in the Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

J.P. MORGAN MORTGAGE ACQUISITION

CORP.

By:  /s/ Brian Simons______________

Name: Brian Simons

Title: Vice President

J.P. MORGAN ACCEPTANCE CORPORATION I

By:   /s/  Stanley P. Labanowski_____________

Name: Stanley P. Labanowksi

Title: Executive Vice President & Chief Executive Officer

HSBC BANK USA, NATIONAL ASSOCIATION, as Trustee of J.P. Morgan Mortgage Trust 2007-A1

By:  /s/ Fernando Acebedo_______________

Name:  Fernando Acebedo

Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as Master Servicer

By:  /s/ Toby Robillard_______________

Name: Toby Robillard

Title: Assistant Vice President

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Servicer

By:  /s/ Bruce J. Friedman_______________

Name: Bruce J. Friedman

Title: Vice President

EXHIBIT I

Mortgage Loan Schedule

[See Schedule A to Pooling and Servicing Agreement]